UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number             811-22022

Advent/Claymore Global Convertible Securities & Income Fund

(Exact name of registrant as specified in charter)

1065 Avenue of the Americas, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert White, Treasurer
1065 Avenue of the Americas, New York, NY 10018

(Name and address of agent for service)

Registrant's telephone number, including area code:     (212) 479-0675

Date of fiscal year end:  October 31

Date of reporting period:  April 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Semiannual	Advent/Claymore
Report	Global Convertible	AGC
April 30, 2010	Securities & Income Fund
(Unaudited)

www.claymore.com/agc

... your bridge to the LATEST,

most up-to-date INFORMATION about the

Advent/Claymore Global Convertible Securities & Income Fund

The shareholder report you are reading right now is just the beginning of the story. Online at www.claymore.com/agc, you will find:

• Daily, weekly and monthly data on share prices, net asset values, distributions, and more

• Portfolio overviews and performance analyses

• Announcements, press releases and special notices

• Fund and adviser contact information

Advent Capital Management and Claymore are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

2 | Semiannual Report | April 30, 2010

AGC | Advent/Claymore Global Convertible Securities & Income Fund

Dear Shareholder|

Tracy V. Maitland President and Chief Executive Officer
We thank you for your investment in the Advent/Claymore Global Convertible Securities & Income Fund (the “Fund”). This report covers the Fund’s performance for the semiannual period ended April 30, 2010.

Advent Capital Management, LLC (“Advent”) serves as the Fund’s Investment Manager. Based in New York, New York, with additional investment personnel in London, England, Advent is a credit-oriented firm specializing in the management of global convertible, high-yield and equity securities across three lines of business—long-only strategies, hedge funds and closed-end funds. As of April 30, 2010, Advent managed approximately $5.25 billion in assets.

Claymore Advisors, LLC (“Claymore”) serves as the investment Adviser to the Fund. Claymore Securities, Inc. is an affiliate of Claymore Advisors, LLC. Claymore and its associated entities are wholly-owned subsidiaries of Guggenheim Partners, LLC (“Guggenheim Partners”) a global, diversified financial services firm with more than $100 billion in assets under supervision. At its reconvened special meeting of shareholders held on February 18, 2010, shareholders of the Fund approved a new investment advisory agreement between the Fund and Claymore. Shareholder approval of the investment advisory agreement was needed because the October 2009 acquisition of Claymore by Gugggenheim Partners resulted in the automatic termination of the previous investment advisory agreement between the Fund and Claymore. Claymore Securities, Inc. offers strategic investment solutions for financial advisors and their clients. In total, Claymore entities provide supervision, management, or servicing on approximately $15.9 billion in assets as of March 31, 2010.

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund will invest at least 50% of its managed assets in convertible securities; the Fund may invest up to 40% of its managed assets in lower-grade non-convertible income securities, and the Fund will invest at least 50% of its managed assets in foreign securities. As of April 30, 2010, foreign securities (defined as securities of companies that are headquartered outside the U.S. or that derive the majority of their income outside the U.S.) represented 51.8% of long-term investments, and convertible securities represented 80.3% of the portfolio.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ending April 30, 2010, the Fund generated a total return based on market price of 33.34% and a return of 17.76% based on NAV. As of April 30, 2010, the Fund’s market price of $9.33 represented a discount of 1.06% to NAV of $9.43. As of October 31, 2009, the Fund’s market price of $7.33 represented a discount of 12.43% to NAV of $8.37. The market value of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

The Fund paid monthly dividends of $0.0664 per share in each month from November 2009 through April 2010. The most recent dividend represents an annualized distribution rate of 8.54% based on the Fund’s closing market price of $9.33 on April 30, 2010. There is no guarantee of any future distributions or that the current returns and distribution rate will be achieved in the future.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 29 of the Fund’s semiannual report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an Internal Revenue

Semiannual Report | April 30, 2010 | 3

AGC | Advent/Claymore Global Convertible Securities & Income Fund | Dear Shareholder continued

Service limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time.

The Fund is managed by a team of experienced and seasoned professionals led by myself in my capacity as Chief Investment Officer (as well as President and Founder) of Advent Capital Management, LLC. We encourage you to read the following Questions & Answers section, which provides more information about the factors that impacted the Fund’s performance.

We thank you for your investment in the Fund and we are honored that you have chosen the Advent/Claymore Global Convertible Securities & Income Fund as part of your investment portfolio. For the most up-to-date information on your investment, please visit the Fund’s website at www.claymore.com/agc.

Sincerely,

TracyV. Maitland
President and Chief Executive Officer of the Advent/Claymore Global Convertible
Securities & Income Fund

May 31, 2010

4 | Semiannual Report | April 30, 2010

AGC | Advent/Claymore Global Convertible Securities & Income Fund

Questions & Answers|

Advent/Claymore Global Convertible Securities & Income Fund (the “Fund”) is managed by a team of seasoned professionals at Advent Capital Management, LLC (“Advent”), led by Tracy V. Maitland, Advent’s President and Chief Investment Officer. In the following interview, Mr. Maitland discusses the global convertible securities and high-yield markets and the performance of the Fund during the six-month period ended April 30, 2010.

Will you remind us of this Fund’s objectives and the way it is managed?

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income-producing securities, each of U.S. and non-U.S. issuers. Within this general investment policy, the Fund will follow, under normal market conditions, the following investment parameters:

• The Fund will invest at least 50% of its managed assets in convertible securities;

• The Fund may invest up to 40% of its managed assets in non-convertible income-producing securities; and

• The Fund will invest at least 50% of its managed assets in foreign securities.

The portion of the Fund’s managed assets invested in convertible securities, non-convertible income-producing securities and foreign securities will vary from time to time consistent with the Fund’s investment objective, changes in equity prices and interest rates and other economic and market factors. The Fund may invest in securities of any credit quality, including securities that are of below investment grade quality. Investing in below investment grade securities may increase the level of risk in the portfolio, as these securities are issued by companies that are considered less financially strong than issuers of investment-grade securities. This risk is addressed through rigorous credit research. Each issuer’s financial statements are carefully scrutinized and every effort is made to avoid securities of weaker companies that may be likely to default.

In furtherance of the Fund’s investment objective, the Fund engages in an option strategy of writing (selling) covered call options on up to 25% of the securities held in the Fund’s portfolio in an effort to generate current gains from option premiums as a means to enhance distributions payable to the holders of common shares.

The Fund currently uses financial leverage through the issuance of Auction Market Preferred Shares (“AMPSSM”). It may also use financial leverage through borrowing or the issuance of commercial paper or other forms of debt, through reverse repurchase agreements, dollar rolls or similar transactions or through a combination of the foregoing.

Although the use of financial leverage by the Fund may create an opportunity for increased return for common shareholders, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, the common shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of the financial leverage, common shareholders’ return will be less than if financial leverage had not been used. There is no assurance that a financial leveraging strategy will be successful.

Please tell us about the economic and market environment over the last six months.

The economic recovery that began in the second half of 2009 appeared to solidify and strengthen in the first few months of 2010. The early stages of the recovery were driven mainly by monetary and fiscal stimulus and an upturn in the inventory cycle. More recently, activity in the U.S. economy appears to be more sustainable, with improving conditions in the labor market, firming aggregate demand and reviving confidence.

North America appears to be generally stronger than most other world economies. The recovery is still in an early stage in Europe, and European economies were affected by a range of problems including travel disruptions due to volcanic ash from Iceland and concerns about sovereign debt of some countries in the spring of 2010. In Asia, the Chinese government has demonstrated its intention to rein in a potentially overheating economy, while the Japanese economy is reasonably strong.

During the six months from October 31, 2009, through April 30, 2010, equity markets, credit markets and the markets for convertible securities continued the recovery that began in the first quarter of 2009. Most of the indices used by the Fund’s managers to gauge market performance were up more than 10% for the six months ended April 30, 2010; the exception was the Morgan Stanley Capital International Europe-Australasia-Far East (“MSCI EAFE”) Index, which returned 2.75% for the six-month period. Return of the Merrill Lynch Global 300 Convertibles Index for the six-month period ended April 30, 2010, was 10.45%. The Standard & Poor’s 500 Index, which is generally regarded as a good indicator of the broad U.S. stock market, returned 15.66% for the same period. Return of the Merrill Lynch Global High Yield Index, which measures performance of the global high-yield bond market, was 12.13% for the six months ended April 30, 2010.

Semiannual Report | April 30, 2010 | 5

AGC | Advent/Claymore Global Convertible Securities & Income Fund | Questions & Answers continued

How did the Fund perform in this environment?

Benefiting from strength in equity, credit and convertible markets, as well as favorable investment decisions made by the Investment Manager, the Fund performed very well. For the six-month period ending April 30, 2010, the Fund generated a total return based on market price of 33.34% and a return of 17.76% based on NAV. As of April 30, 2010, the Fund’s market price of $9.33 represented a discount of 1.06% to NAV of $9.43. As of October 31, 2009, the Fund’s market price of $7.33 represented a discount of 12.43% to NAV of $8.37. All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions.

The market price and NAV of the Fund’s shares fluctuates from time to time, and the Fund’s market value may be higher or lower than its NAV. The Fund’s current market price discount to NAV provides an opportunity for investors to purchase shares of the Fund below the market value of the securities in the underlying portfolio. The Adviser believes that, over the long term, the progress of the NAV will be reflected in the market price return to shareholders.

How was the Fund’s portfolio allocated among asset classes, industry sectors and geographically during the last six months?

At the beginning of this period, October 31, 2009, convertible bonds represented 68.5% of the portfolio and convertible preferred stocks represented 19.0%, for a total of 87.5% in convertible securities. High yield bonds represented 10.9%, and the remaining 1.9% of the portfolio was in short-term investments. Only moderate changes were made in allocation among asset classes during the six-month period. As of April 30, 2010, convertible bonds represented 60.6% of the portfolio, and convertible preferred stocks represented 19.7%, so that the total exposure to convertibles was 80.3%. High yield bonds represented 12.6%, and other investments 7.1%.

The more significant changes were in allocation among industry sectors. During the 2009 fiscal year, a period of considerable economic uncertainty, the Fund had a substantial investment in health care related sectors, a sector the Investment Manager feels is relatively stable and that has little sensitivity to overall economic conditions. Many of the health care bonds held in the portfolio had appreciated significantly, and, as the economy began to strengthen, the Investment Manager made the decision to shift the emphasis to other sectors that stood to benefit from improving economic conditions. Accordingly, positions in the health care and related sectors were reduced from 20.1% of the portfolio as of October 31, 2009, to 10.9% as of April 30, 2010, with significant gains realized on some of these investments. The proceeds of the sales of these investments were invested mainly in the financials, industrials and consumer discretionary sectors.

Under normal market conditions, the Fund invests at least 50% of its assets in foreign securities, with foreign securities defined as securities of companies that are headquartered outside the U.S. or that derive the majority of their income outside the U.S. At the beginning of the period, foreign securities represented 55.7% of the portfolio. In the belief that there are currently more attractive opportunities in the U.S. than elsewhere, the foreign component was 51.8% as of April 30, 2010.

What were the major investment decisions that affected the Fund’s performance?

Convertible securities in general benefited both from strength in equities and from some additional credit tightening. The Fund’s portfolio performed better than major equity, fixed income and convertible indices. The decision to shift from more defensive investments to more sensitive industrial and consumer companies contributed to performance, as did the regional shift to emphasize the U.S. versus Europe and Asia.

Beginning in January 2010, the decision was made to hedge the exposure to foreign currencies, as signs of economic weakness in Europe posed a risk to the Fund’s foreign currency denominated bonds. This currency hedge contributed to performance in the last four months of the period.

One of the top performing issues was a mandatory convertible preferred stock issued in late 2009 by Citigroup, Inc. (1.7% of long-term investments).The Investment Manager took advantage of this issue from a large money center bank that is believed to be in the early stages of recovering from financial problems experienced in 2008 and early 2009. Also highly positive was a position in warrants of Bank of America Corp. (1.4% of long-term investments) issued out of the U.S. government TARP Program. Advent’s internal valuation analysis indicated that the price of these warrants sold at auction was attractive, and it seems likely that there will be high demand for these longer-term warrants if the underlying stock continues to recover. Also positive was an investment in warrants of JPMorgan Chase & Co. (0.5% of long-term investments), a financial holding company. Warrants provide a means of gaining exposure to the equities of these financial institutions without actually owning the stock. Due to the long dated nature of the warrants, they typically have an asymmetry that is somewhat akin to convertibles in that they tend to capture more of the upside than the downside of the underlying equity.

Another key contributor was a convertible preferred of Mylan, Inc. (1.4% of long-term investments), a global pharmaceutical company that is a major producer of generic drugs. Mylan recently reported very strong earnings, and management indicated that they expect continued earnings growth over the next several years. As one of the world’s leading producers of generic drugs, Mylan has the ability to gain world market share in a growing

6 | Semiannual Report | April 30, 2010

AGC | Advent/Claymore Global Convertible Securities & Income Fund | Questions & Answers continued

category; the company has also been improving margins over the last several quarters.

In the interest of balance, it is appropriate to comment on holdings that detracted from performance, but actually there were not many, and the losses they generated were relatively small. One position that detracted from performance was a convertible bond issued by Actelion Finance SCA (1.2% of long-term investments), a Swiss biopharmaceutical company that focuses on the discovery, development and commercialization of treatments of heart and pulmonary conditions. Its main drug, Tracleer, has been proven effective for certain types of lung ailments. The stock came under pressure after the company failed to receive FDA approval for a secondary indication for Tracleer, which had the potential to greatly increase the current market for the drug. The Fund held an Actelion convertible bond that was purchased at a price approximately 10% above its value at maturity in two years. This bond provided the opportunity to participate in a high-volatility scenario in a conservative way, since Actelion is a financially sound company with a considerable cash position. While the equity participation did not work out as hoped, the bond was down much less than the stock.

Another negative was a convertible preferred of Archer Daniels Midland Co. (0.9% of long-term investments), a producer of vegetable oil, protein meal, corn sweeteners, biodiesel, ethanol, and other agricultural products. A potential catalyst for improved earnings was the anticipated government mandated increase in the ethanol blend rates in distillate fuels. This decision has been postponed for several quarters. Additionally, demand for the company’s feed products has also dropped as cattle and pig herds have been reduced as demand for protein-based foods have remained weak.

How has the Fund’s leverage strategy affected performance?

The Fund utilizes leverage (borrowing) as part of its investment strategy, to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged. The Fund currently implements its leverage strategy through the issuance of AMPS. During the six-month period ended April 30, 2010, the cost of leverage was much less than the return of the Fund’s investments; accordingly, leverage made a significant contribution to the Fund’s total return.

There is no guarantee that the Fund’s leverage strategy will be successful, and the Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile. Leverage adds value only when the return on securities purchased exceeds the cost of leverage. Since the portfolio’s total return was sufficiently positive during this period, the effect of leverage was positive.

What is the current outlook for the markets and the Fund?

At the end of April, weakness across the eurozone led to a pickup in volatility as investors began to question the health of global markets. However, the U.S. economy seems to be strengthening, and earnings reports have been generally positive. In Europe, countries such as Germany that are net exporters stand to benefit from the weaker euro, and that creates some interesting investment opportunities, especially in strong industrial companies in Germany and the U.K. If economic fundamentals in Asia can remain somewhat stable, further opportunities will develop in that region. Advent continues to see opportunities in convertible securities and in high-yield bonds, which provide the opportunity to participate in improving situations with some downside protection from the income these securities provide.

A major advantage of this Fund is its ability to invest in multiple asset classes, taking advantage of different opportunities and anomalies in various markets. During 2009 and early 2010, an emphasis on convertible securities has proved to be beneficial. As the equity market rises, the equity sensitivity of a portfolio of convertible securities increases. When the equity market is weak, convertibles’ declining equity sensitivity, combined with a yield advantage, mitigates the downside. When the equity market rises and credit spreads narrow simultaneously, as they have during recent months, convertible securities benefit from both trends.

Advent believes that, over the long term, careful security selection and asset allocation will help the Fund’s performance by providing favorable returns in rising markets and a level of income that can help provide downside protection for overall return against down markets.

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AGC | Advent/Claymore Global Convertible Securities & Income Fund | Questions & Answers continued

Index Definitions

Indices are unmanaged and it is not possible to invest directly in any index.

The MSCI EAFE Index is a free float-adjusted market capitalization weighted index designed to reflect the movements of stock markets in developed countries of Europe and the Pacific Basin. The index is calculated in U.S. dollars and is constructed to represent about 60% of market capitalization in each country.

The Merrill Lynch Global 300 Convertibles Index measures performance of the global market for convertible securities.

The Merrill Lynch Global High Yield Index measures performance of the global market for high-yield bonds.

AGC Risks and Other Considerations

The views expressed in this report reflect those of the Portfolio Managers and Claymore only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. The Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Past performance does not guarantee future results.

Convertible Securities.The Fund is not limited in the percentage of its assets that may be invested in convertible securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible’s “conversion price,” which is the predetermined price at which the convertible security could be exchanged for the associated stock.

Structured and Synthetic Convertible Securities Risk.The value of structured convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at a risk of loss depending on the performance of the underlying equity security. Structured convertible securities may be less liquid than other convertible securities. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible security is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Interest Rate Risk. Convertible securities and non-convertible income producing securities are subject to certain risks, including (i) if interest rates go up, the value of convertible securities and non-convertible income-producing securities in the Fund’s portfolio generally will decline; (ii) during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities (call or prepayment risk); and (iii) during periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments (extension risk).

Credit Risk. Credit risk is the risk that one or more securities in the Fund’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status. The Fund’s investments in convertible and non-convertible debt securities involve credit risk. However, in general, lower rated securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s net asset value or dividends.

Lower Grade Securities Risks. Investing in lower grade securities (commonly known as “junk bonds”) involves additional risks, including credit risk. Credit risk is the risk that one or more securities in the Fund’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status.

Preferred Securities Risks.There are special risks associated with investing in preferred securities, including risks related to deferral, noncumulative dividends, subordination, liquidity, limited voting rights and special redemption rights.

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AGC | Advent/Claymore Global Convertible Securities & Income Fund | Questions & Answers continued

Foreign Securities and Emerging Markets Risk. Investing in non-U.S. issuers may involve unique risks, such as currency, political, economic and market risk. In addition, investing in emerging markets entails additional risk including, but not limited to (1) news and events unique to a country or region (2) smaller market size, resulting in lack of liquidity and price volatility (3) certain national policies which may restrict the Fund’s investment opportunities.

Smaller Company Risk.The general risks associated with corporate income-producing and equity securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources, or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Risk Associated with the Fund’s Covered Call Option Writing Strategy.
The ability of the Fund to achieve its investment objective of providing total return through a combination of current income and capital appreciation is partially dependent on the successful implementation of its covered call option strategy. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline.

Leverage Risk. Certain risks are associated with the leveraging of common stock. Both the net asset value and the market value of shares of common stock may be subject to higher volatility and a decline in value.

Auction Market Preferred Shares (AMPS) Risk. The AMPS are redeemable, in whole or in part, at the option of the Fund on any dividend payment date for the AMPS, and are subject to mandatory redemption in certain circumstances. The AMPS are not listed on an exchange. You may buy or sell AMPS only through an order placed at an auction with or through a broker- dealer that has entered into an agreement with the auction agent and the Fund or in a secondary market maintained by certain broker dealers. These broker-dealers are not required to maintain this market, and it may not provide you with liquidity.

In addition to the risks described above, the Fund is also subject to: Foreign Currency Risk, Derivatives Risk, Equity Securities Risk, Counterparty Risk, Liquidity Risk, REIT, Mortgage-Related and Asset-Backed Securities Risks, Income Trust and Master Limited Partnership Risks, Dividend Capture Trading Risk, Reinvestment Risk, Management Risk, Market Disruption Risk, and Anti-Takeover Provisions. Please see www.claymore.com/agc for a more detailed discussion about Fund risks and considerations.

Semiannual Report | April 30, 2010 | 9

AGC | Advent/Claymore Global Convertible Securities & Income Fund

Fund Summary|As of April 30, 2010 (unaudited)

Fund Statistics
Share Price		$9.33
Common Share Net Asset Value		$9.43
Premium/Discount to NAV		-1.06%
Net Assets ($000)		$300,459

Total Returns
(Inception 5/29/07)	Market	NAV
Six-Month	33.34%	17.76%
One Year	79.58%	56.13%
Since Inception - annualized	-13.35%	-12.76%

		% of Long-Term
Top Ten Industries		Investments
Banks		9.0%
Oil & Gas		7.9%
Pharmaceuticals		6.8%
Mining		5.7%
Insurance		5.6%
Telecommunications		5.4%
Electrical Components & Equipment		4.1%
Diversified Financial Services		3.5%
Lodging		3.4%
Computers		3.0%

		% of Long-Term
Top Ten Issuers		Investments
China High Speed Transmission Equipment Group Co. Ltd.		2.1%
Toshiba Corp.		2.0%
EMC Corp.		2.0%
Teva Pharmaceutical Finance LLC		2.0%
PetroBakken Energy Ltd.		2.0%
XL Capital Ltd.		1.9%
Champion Path Holdings Ltd.		1.8%
Ford Motor Co.		1.8%
Lucent Technologies Capital Trust I		1.8%
Bank of America Corp.		1.8%

Past performance does not guarantee future results. All portfolio data is subject to change daily. For more current information, please visit www.claymore.com/agc. The above summaries are provided for informational purposes only and should not be viewed as recommendations.

Share Price & NAV Performance

Monthly Dividends Per Share

Portfolio Composition (% of Total Investments)

10 | Semiannual Report | April 30, 2010

AGC | Advent/Claymore Global Convertible Securities & Income Fund

Portfolio of Investments|April 30, 2010 (unaudited)

Principal Amount			Value
		Long-Term Investments – 151.7%
		Convertible Bonds – 93.1%
		Agriculture – 1.8%
CNY	35,000,000	China Green Holdings Ltd., Ser. CGHL, NR
		0.00%, 10/29/10 (Bermuda) (a)	$5,311,470
		Airlines – 3.5%
	€1,700,000	Air Berlin Finance BV, NR
		9.00%, 8/25/14 (United Kingdom)	2,494,231
	£1,350,000	British Airways PLC, BB-
		5.80%, 8/13/14 (United Kingdom)	2,843,186
	$5,000,000	UAL Corp., CCC
		4.50%, 6/30/21	5,056,000
			10,393,417
		Apparel – 2.0%
HK$	38,000,000	Yue Yuen Industrial Holdings Ltd., NR
		0.00%, 11/17/11 (Bermuda)	5,891,615
		Auto Manufacturers – 1.1%
	$2,150,000	Ford Motor Co., CCC
		4.25%, 11/15/16	3,356,687
		Banks – 2.6%
	€5,300,000	Kreditanstalt fuer Wiederaufbau, Ser. DPW, AAA
		1.50%, 7/30/14 (Germany)	7,944,327
		Beverages – 2.0%
	$6,500,000	Central European Distribution Corp., B-
		3.00%, 3/15/13	5,882,500
		Biotechnology – 2.0%
	$3,150,000	American Oriental Bioengineering, Inc., NR
		5.00%, 7/15/15 (b)	2,579,062
	$4,000,000	Amylin Pharmaceuticals, Inc., NR
		3.00%, 6/15/14	3,540,000
			6,119,062
		Building Materials – 3.2%
JPY	380,000,000	Asahi Glass Co. Ltd., NR
		0.00%, 11/14/12 (Japan)	4,676,805
	$4,249,000	Cemex SAB de CV, NR
		4.875%, 3/15/15 (Mexico) (b)	4,896,972
			9,573,777
		Chemicals – 0.7%
HK$	12,050,000	Sinofert Holdings Ltd., NR
		0.00%, 8/7/11 (Bermuda)	2,098,351
		Coal – 1.2%
	$4,250,000	Massey Energy Co., BB-
		3.25%, 8/1/15	3,596,562
		Computers – 4.5%
	€7,300,000	Cap Gemini SA, BBB-
		3.50%, 1/1/14 (France)	4,364,530
	$7,250,000	EMC Corp., A-
		1.75%, 12/1/11	9,180,312
			13,544,842
		Diversified Financial Services – 1.5%
	$1,150,000	GLG Partners, Inc., NR
		5.00%, 5/15/14 (b)	1,218,885
	$3,090,000	Jefferies Group, Inc., BBB
		3.875%, 11/1/29	3,221,325
			4,440,210
		Electrical Components & Equipment – 6.2%
CNY	53,100,000	China High Speed Transmission Equipment Group Co. Ltd., Ser. CHIS, NR
		0.00%, 5/14/11 (Cayman Islands) (a)	9,346,688
	$8,116,000	Suntech Power Holdings Co. Ltd., NR
		3.00%, 3/15/13 (Cayman Islands)	7,081,210
	$2,000,000	Yingli Green Energy Holding Co. Ltd., NR
		0.00%, 12/15/12 (Cayman Islands)	2,252,500
			18,680,398
		Electronics – 3.1%
JPY	790,000,000	Toshiba Corp., BBB
		0.00%, 7/21/11 (Japan)	9,296,118
		Engineering & Construction – 1.6%
	$3,725,000	Jaiprakash Associates Ltd., NR
		0.00%, 9/12/12 (India)	4,907,687
		Entertainment – 2.0%
	$4,750,000	International Game Technology, BBB
		3.25%, 5/1/14 (b)	6,074,063
		Forest Products & Paper – 1.2%
	$3,375,000	Sino-Forest Corp., BB
		4.25%, 12/15/16 (Canada) (b)	3,619,687
		Health Care Products – 4.0%
	$4,840,000	Beckman Coulter, Inc., BBB
		2.50%, 12/15/36	5,432,900
	$4,000,000	Hologic, Inc., BB-
		2.00%, 12/15/37 (c)	3,620,000
	$2,500,000	NuVasive, Inc., NR
		2.25%, 3/15/13	2,821,875
			11,874,775
		Holding Companies – Diversified – 2.0%
	€4,000,000	Industrivarden AB, Ser. INDU, A
		2.50%, 2/27/15 (Sweden)	6,111,084
		Insurance – 0.9%
	$2,000,000	Old Republic International Corp., BBB+
		8.00%, 5/15/12	2,770,000
		Iron/Steel – 1.4%
	$3,667,000	Steel Dynamics, Inc., BB+
		5.125%, 6/15/14	4,230,801
		Leisure Time – 1.5%
	£2,700,000	TUI Travel PLC, NR
		6.00%, 10/5/14 (United Kingdom)	4,473,577
		Lodging – 5.2%
HK$	58,400,000	Champion Path Holdings Ltd., NR
		0.00%, 10/28/15 (Hong Kong)	8,395,384
	$4,601,000	MGM Mirage, CCC+
		4.25%, 4/15/15 (b)	5,032,344

See notes to financial statements.

Semiannual Report | April 30, 2010 | 11

AGC | Advent/Claymore Global Convertible Securities & Income Fund | Portfolio of Investments (unaudited) continued

Principal Amount			Value
		Lodging (continued)
	$2,750,000	Morgans Hotel Group Co., NR
		2.375%, 10/15/14	$2,083,125
			15,510,853
		Media – 0.6%
	$1,700,000	XM Satellite Radio, Inc., CCC+
		7.00%, 12/1/14 (b)	1,821,125
		Mining – 8.6%
	$2,750,000	AngloGold Ashanti Holdings Finance PLC, NR
		3.50%, 5/22/14 (South Africa) (b)	3,210,625
	$6,200,000	Enercoal Resources Pte Ltd., NR
		9.25%, 8/5/14 (Indonesia)	6,374,865
	$5,000,000	Goldcorp, Inc., BBB+
		2.00%, 8/1/14 (Canada) (b)	5,981,250
	$2,000,000	Jaguar Mining, Inc., NR
		4.50%, 11/1/14 (Canada) (b)	2,237,500
	$5,445,000	Kinross Gold Corp., NR
		1.75%, 3/15/28 (Canada)	5,628,769
	$2,000,000	Xstrata Capital Corp AVV, Ser. XTA, BBB
		4.00%, 8/14/17 (United Kingdom)	2,383,528
			25,816,537
		Miscellaneous Manufacturing – 0.8%
	$2,625,000	Trinity Industries, Inc., BB-
		3.875%, 6/1/36	2,257,500
		Oil & Gas – 11.5%
	$3,950,000	Carrizo Oil & Gas, Inc., NR
		4.375%, 6/1/28	3,555,000
	$4,325,000	Chesapeake Energy Corp., BB
		2.25%, 12/15/38	3,216,719
	$2,470,000	Dana Gas Sukuk Ltd., Ser. DANA, NR
		7.50%, 10/31/12 (United Arab Emirates)	2,273,882
	$7,700,000	PetroBakken Energy Ltd., Ser. REGS, NR
		3.125%, 2/8/16 (Canada)	7,683,607
HK$	27,400,000	Power Regal Group Ltd., NR
		2.25%, 6/2/14 (Hong Kong)	4,719,301
	$6,800,000	Seadrill Ltd., NR
		3.625%, 11/8/12 (Bermuda)	7,191,000
	$6,000,000	Transocean, Inc., Ser. B, BBB+
		1.50%, 12/15/37 (Cayman Islands)	5,820,000
			34,459,509
		Pharmaceuticals – 6.2%
CHF	5,845,000	Actelion Finance SCA, NR
		0.00%, 11/22/11 (Switzerland)	5,547,480
	$3,150,000	Biovail Corp., NR
		5.375%, 8/1/14 (Canada) (b)	4,087,125
	$3,525,000	Teva Pharmaceutical Finance Co. BV, Ser. D, A-
		1.75%, 2/1/26 (Israel)	4,300,500
	$3,800,000	Teva Pharmaceutical Finance LLC, Ser. C, A-
		0.25%, 2/1/26 (Israel)	4,802,250
			18,737,355
		Real Estate – 1.6%
	€1,800,000	Conwert Immobilien Invest SE, Ser. CWI, NR
		5.25%, 2/1/16 (Austria)	2,410,929
	$2,000,000	Forest City Enterprises, Inc., NR
		3.625%, 10/15/14	2,393,750
			4,804,679
		Real Estate Investment Trusts – 0.7%
AUD	2,500,000	Commonwealth Property Office Fund, A-
		5.25%, 12/11/16 (Australia)	2,256,722
		Semiconductors – 2.3%
	$5,750,000	Intel Corp., A-
		3.25%, 8/1/39 (b)	7,065,313
		Software – 1.2%
JPY	300,000,000	Square Enix Holdings Co. Ltd., NR
		0.00%, 2/4/15 (Japan)	3,530,210
		Telecommunications – 2.5%
	$2,800,000	Inmarsat PLC, Ser. ISAT, NR
		1.75%, 11/16/17 (United Kingdom)	3,364,024
JPY	314,000,000	Softbank Corp., BB+
		1.75%, 3/31/14 (Japan)	4,121,600
			7,485,624
		Utility – 1.9%
	€4,050,000	International Power Jersey II Ltd., BB
		3.25%, 7/20/13 (United Kingdom)	5,729,725
		Total Convertible Bonds – 93.1%
		(Cost $260,520,224)	279,666,162

	Number of Shares		Value
		Convertible Preferred Stocks – 30.3%
		Agriculture – 1.4%
	104,050	Archer-Daniels-Midland Co., 6.25%, 2011	4,120,380
		Auto Manufacturers – 3.1%
	100,000	Ford Motor Co. Capital Trust II, 6.50%, 2032	4,890,000
	107,500	Peugeot SA, Ser. UG, 4.45%, 2016 (France)	4,511,744
			9,401,744
		Banks – 6.5%
	1,500	Bank of America Corp., Ser. L, 7.25%, 2049	1,472,985
	57,451	Citigroup, Inc., 7.50%, 2012	7,573,191
	44,805	KeyCorp, Ser. A, 7.75%, 2049	4,704,525
	5,897	Wells Fargo & Co., Ser. L, 7.50%, 2049	5,814,442
			19,565,143
		Electric – 4.5%
	152,057	FPL Group, Inc., 8.375%, 2012	7,944,978
	82,500	Great Plains Energy, Inc., 12.00%, 2012	5,407,875
			13,352,853
		Food Products – 1.7%
	421,200	Dole Food 2009 Automatic Common Exchange Security Trust, 7.00%, 2012 (b)	4,955,671

See notes to financial statements.

12 | Semiannual Report | April 30, 2010

AGC | Advent/Claymore Global Convertible Securities & Income Fund | Portfolio of Investments (unaudited) continued

Number of
Shares		Value
	Insurance – 4.0%
138,297	Hartford Financial Services Group, Inc., 7.25%, 2013	$3,669,019
314,558	XL Capital Ltd., 10.75%, 2011 (Cayman Islands)	8,433,300
		12,102,319
	Pharmaceuticals – 2.2%
5,130	Mylan, Inc., 6.50%, 2010	6,567,170
	Pipelines – 1.1%
3,250	El Paso Corp., 4.99%, 2049	3,413,312
	Real Estate – 0.9%
45,000	Forest City Enterprises, Inc., Ser. A, 7.00%, 2049	2,798,437
	Real Estate Investment Trusts – 1.5%
200,000	Alexandria Real Estate Equities, Inc., Ser. D, 7.00%, 2049	4,626,000
	Telecommunications – 3.4%
460,000	Alcatel-Lucent, Ser. ALU, 5.00%, 2015 (France)	2,138,228
9,704	Lucent Technologies Capital Trust I, 7.75%, 2017 (France)	8,049,468
		10,187,696
	Total Convertible Preferred Stocks – 30.3%
	(Cost $79,101,691)	91,090,725

Principal
Amount		Value
	Corporate Bonds – 19.3%
	Diversified Financial Services – 3.9%
$3,750,000	Capital One Capital V, BB
	10.25%, 8/15/39	4,523,438
$3,500,000	CIT Group Funding Co. of Delaware LLC, B+
	10.25%, 5/1/14	3,648,750
$2,000,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., BBB-
	7.75%, 1/15/16 (b)	1,955,000
$1,500,000	LBI Escrow Corp., BB
	8.00%, 11/1/17 (b)	1,558,125
		11,685,313
	Food – 1.6%
	Smithfield Foods, Inc., B-
$1,800,000	7.00%, 8/1/11	1,854,000
$1,325,000	7.75%, 7/1/17	1,316,719
	Smithfield Foods, Inc., B+
$1,500,000	10.00%, 7/15/14, Senior Secured Notes (b)	1,691,250
		4,861,969
	Health Care Services – 1.3%
$3,500,000	Apria Healthcare Group, Inc., BB+
	11.25%, 11/1/14 (b)	3,863,125
	Holding Companies – Diversified – 1.4%
$4,000,000	Leucadia National Corp., BB+
	8.125%, 9/15/15	4,210,000
	Insurance – 3.6%
$2,500,000	AXA SA, BBB
	6.38%, 12/14/36 (France) (b) (d)	2,250,000
$4,000,000	Liberty Mutual Group, Inc., BB
	10.75%, 6/15/58 (b) (d)	4,700,000
$3,000,000	MetLife, Inc., BBB
	10.75%, 8/1/39	3,874,854
		10,824,854
	Media – 2.6%
$3,406,000	Clear Channel Worldwide Holdings, Inc., B
	9.25%, 12/15/17 (b)	3,665,708
$1,500,000	Univision Communications, Inc., B-
	12.00%, 7/1/14 (b)	1,665,000
$2,500,000	UPC Holding BV, B-
	9.875%, 4/15/18 (Netherlands) (b)	2,650,000
		7,980,708
	Pharmaceuticals – 1.2%
$3,325,000	Axcan Intermediate Holdings, Inc., B
	12.75%, 3/1/16	3,507,875
	Retail – 1.3%
$3,750,000	Toys R Us Property Co. LLC, B+
	8.50%, 12/1/17 (b)	3,984,375
	Telecommunications – 2.4%
$4,905,000	iPCS, Inc., BB-
	2.37%, 5/1/13 (d)	4,659,750
£1,500,000	Virgin Media Finance PLC, B
	8.875%, 10/15/19 (United Kingdom)	2,491,363
		7,151,113
	Total Corporate Bonds – 19.3%
	(Cost $53,453,153)	58,069,332
	Term Loans – 0.6%
	Chemicals – 0.6%
$1,500,000	Lyondell Chemical Co., DIP Financing, B
	7.69%, 6/3/10 (d)
	(Cost $1,646,250)	1,646,250

Number of
Shares		Value
	Warrants – 2.9%
	Banks — 2.9%
1,729,530	Bank of America Corp., expiring 10/28/18 (e)	6,537,623
165,569	JP Morgan Chase & Co., expiring 10/28/18 (e)	2,299,753
	(Cost $6,246,589)	8,837,376
	Preferred Stocks – 1.6%
	Banks – 1.6%
5,700	GMAC Preferred Blocker, Inc., 7.00%, C (b)
	(Cost $4,994,625)	4,841,260
	Common Stocks – 1.2%
	Pharmaceuticals – 0.7%
290,000	Somaxon Pharmaceuticals, Inc. (e)	2,085,100
	Oil & Gas – 0.5%
50,000	PetroBakken Energy Ltd. – Class A (Canada)	1,361,998
	Total Common Stocks – 1.2%
	(Cost $3,871,143)	3,447,098

See notes to financial statements.

Semiannual Report | April 30, 2010 | 13

AGC | Advent/Claymore Global Convertible Securities & Income Fund | Portfolio of Investments (unaudited) continued

Number of
Shares				Value
	Exchange-Traded Funds – 1.5%
57,000	ProShares UltraShort Basic Materials			$1,968,210
64,000	ProShares UltraShort FTSE/Xinhua China 25			2,619,520
	Total Exchange-Traded Funds – 1.5%
	(Cost $5,129,102)			4,587,730
	Exchange-Traded Notes – 1.2%
167,500	iPATH S&P 500 VIX Short-Term Futures (e)
	(Cost $3,431,274)			3,547,650
	Total Long-Term Investments – 151.7%
	(Cost $418,394,051)			455,733,583
	Short-Term Investments – 1.9%
	Money Market Funds – 1.9%
5,614,882	Goldman Sachs Financial Prime Obligations
	(Cost $5,614,882)			5,614,882

		Expiration	Exercise
Contracts	Options Purchased	Date	Price	Value
	Call Options Purchased – 0.0%*
1,500	General Electric Co. (e) (f)
	(Cost $46,845)	May 2010	20.00	24,000

	Total Investments – 153.6%
	(Cost $424,055,778)			461,372,465

	Total Value of Options Written
	(Premiums Received $34,155) – (0.0%*)			(12,000)

	Other Assets in excess of Liabilities – 3.0%			9,098,505

	Preferred Stock, at redemption value – (-56.6% of Net Assets
	Applicable to Common Shareholders or -36.8% of Total Investments)			(170,000,000)
	Net Assets Applicable to Common Shareholders — 100.0%			$300,458,970

* Less than 0.1%

AB – Stock Company
AVV – Aruba Exempt Company
BV – Limited Liability Company
DIP – Debtor in Possession
LLC – Limited Liability Corp.
LP – Limited Partnership
PLC – Public Limited Company
Pte – Private
SA – Corporation
SAB de CV – Public Traded Company
SCA – Limited Partnership
SE – Stock Corporation

(a)	The reference entity is denominated in Chinese Yuan, but traded in U.S. dollars.

(b)
Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2010, these securities amounted to 28.5% of net assets.

(c)	Security becomes an accreting bond after December 15, 2013 with a 2.00% principal accretion rate.

(d)	Floating rate security. The rate shown is as of April 30, 2010.

(e)	Non-income producing security.

(f)	Represents 100 shares per contract. Ratings shown are per Standard & Poor’s. Securities classified as NR are not rated by Standard & Poor’s.

All percentages shown in the Portfolio of Investments are based on Net Assets Applicable to Common Shareholders unless otherwise noted.

Contracts (100 shares per contract)	Put Options Written(e)	Expiration Date	Exercise Price	Market Value
1,500	General Electric Co.	May 2010	$17.00	$12,000

	Total Put Options Written
	(Premiums received $34,155)			$12,000

(e)	Non-income producing security.

See notes to financial statements.

14 | Semiannual Report | April 30, 2010

AGC | Advent/Claymore Global Convertible Securities & Income Fund

Statement of Assets and Liabilities|April 30, 2010 (unaudited)

Assets
Investments in securities, at value (cost $424,055,778)	$461,372,465
Receivable for securities sold	12,316,375
Dividends and interest receivable	3,742,600
Unrealized appreciation on forward exchange currency contracts	1,298,462
Foreign currency, at value (cost $727,594)	726,819
Tax claims receivable	74,864
Other assets	171
Total assets	479,531,756
Liabilities
Payable for securities purchased	8,071,912
Custodian bank	253,461
Investment management fee payable	232,905
Investment advisory fee payable	155,270
Unrealized depreciation on forward exchange currency contracts	18,861
Dividends payable - preferred shares	17,776
Options written, at value (premiums received of $34,155)	12,000
Administration fee payable	8,959
Unrealized depreciation on swaps	41,886
Accrued expenses and other liabilities	259,756
Total liabilities	9,072,786
Preferred Stock, at redemption value
Auction Market Preferred Shares
$ 0.001 par value per share; 6,800 authorized, issued and outstanding at $25,000 per share liquidation preference	170,000,000
Net Assets Applicable to Common Shareholders	$300,458,970
Composition of Net Assets Applicable to Common Shareholders
Common Stock, $0.001 par value per share; unlimited number of shares authorized, 31,867,616 shares issued and outstanding	$31,868
Additional paid-in capital	582,387,292
Net unrealized appreciation on investments, options, swaps and foreign currency translation	38,572,454
Accumulated net realized loss on investments, options, swaps and foreign currency transactions	(313,716,016)
Distributions in excess of net investment loss	(6,816,628)
Net Assets Applicable to Common Shareholders	$300,458,970
Net Asset Value Applicable to Common Shareholders
(based on 31,867,616 common shares outstanding)	$9.43

See notes to financial statements.

Semiannual Report | April 30, 2010 | 15

AGC | Advent/Claymore Global Convertible Securities & Income Fund

Statement of Operations|For the six months ended April 30, 2010 (unaudited)

Investment Income
Interest	$8,023,508
Dividends (net of foreign withholding taxes of $2,517)	3,005,583
Total income		$11,029,091
Expenses
Investment management fee	1,356,960
Investment advisory fee	904,640
Auction agent fee - preferred shares	120,814
Professional fees	109,321
Trustees’ fees and expenses	76,152
Fund accounting	54,327
Administration fee	52,670
Printing	52,224
Custodian	34,475
Insurance	29,815
NYSE listing fee	12,401
Rating agency fee	10,722
Transfer agent	9,598
Miscellaneous	8,304
Total expenses		2,832,423
Net investment income		8,196,668
Realized and Unrealized Gain (Loss) on Investments, Options, Swaps and Foreign Currency Transactions
Net realized gain (loss) on:
Investments		36,863,785
Options		(129,260)
Swaps		(242,435)
Foreign currency transactions		954,208
Change in net unrealized appreciation (depreciation) on:
Investments		911,515
Options		(117,202)
Swaps		65,431
Foreign currency translation		1,318,944
Net realized and unrealized gain on investments, options swaps and foreign currency transactions		39,624,986
Distributions to Preferred Shareholders from Net investment income		(1,255,455)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations		$46,566,199

See notes to financial statements.

16 | Semiannual Report | April 30, 2010

AGC | Advent/Claymore Global Convertible Securities & Income Fund

Statement of Changes in Net Assets Applicable to Common Shareholders|

	For the Six Months Ended April 30, 2010 (unaudited)	For the Year Ended October 31, 2009
Increase in Net Assets Applicable to Common Shareholders Resulting from Operations:
Net investment income	$8,196,668	$18,615,490
Net realized gain(loss) on investments, options, swaps and foreign currency transactions	37,446,298	(146,403,505)
Net change in unrealized appreciation on investments, options, swaps and foreign currency translation	2,178,688	206,641,660
Distributions to Preferred Shareholders from:
Net investment income	(1,255,455)	(2,853,776)
Net increase in net assets applicable to Common Shareholders resulting from operations	46,566,199	75,999,869
Dividends and Distributions to Common Shareholders:
From and in excess of net investment income	(12,696,058)	(17,348,741)
Return of capital	–	(8,954,789)
Total dividends and distributions to common shareholders	(12,696,058)	(26,303,530)
Total increase in net assets	33,870,141	49,696,339
Net Assets Applicable to Common Shareholders
Beginning of period	266,588,829	216,892,490
End of period (including distributions in excess of net investment income $6,816,628 and $1,061,783, respectively)	$300,458,970	$266,588,829

See notes to financial statements.

Semiannual Report | April 30, 2010 | 17

AGC | Advent/Claymore Global Convertible Securities & Income Fund

Financial Highlights|

Per share operating performance for a share of common stock outstanding throughout the period	For the Six Months Ended April 30, 2010 (unaudited)		For the year ended October 31, 2009	For the year ended October 31, 2008	For the Period May 29, 2007(a) through October 31, 2007
Net asset value, beginning of period	$8.37		$6.81	$19.37	$19.10	(b)
Income from investment operations
Net investment income (c)	0.26		0.58	1.10	0.42
Net realized and unrealized gain(loss) on investments, options, swaps and foreign currency transactions	1.24		1.90	(11.72)	0.44
Distributions to preferred shareholders from net investment income (common share equivalent basis)	(0.04)		(0.09)	(0.24)	(0.04)
Total from investment operations	1.46		2.39	(10.86)	0.82
Common and preferred shares’ offering expenses charged to paid-in-capital	–		–	–	(0.11)
Distributions to Common Shareholders
From and in excess of net investment income	(0.40)		(0.54)	(1.27)	(0.44)
Return of capital	–		(0.29)	(0.43)	–
Total dividends and distributions to Common Shareholders	(0.40)		(0.83)	(1.70)	(0.44)
Net asset value, end of period	$9.43		$8.37	$6.81	$19.37
Market value, end of period	$9.33		$7.33	$5.99	$16.75
Total investment return (d)
Net asset value	17.76%		38.26%	-60.31%	3.82%
Market value	33.34%		39.85%	-58.94%	-14.11%
Ratios and supplemental data
Net assets, applicable to Common Shareholders, end of period (thousands)	$300,459		$266,589	$216,892	$617,126
Preferred shares, at redemption value ($25,000 per share liquidation preference) (thousands)	$170,000		$170,000	$170,000	$170,000
Preferred shares asset coverage per share	$69,240		$64,204	$56,955	$115,700
Ratios to Average Net Assets applicable to Common Shares:
Net Expenses, after balance credits	2.00	%(e)	2.34%	1.68%	1.33	%(e)
Net Expenses, before balance credits	2.00	%(e)	2.34%	1.68%	1.35	%(e)
Net Investment Income, after balance credits, prior to effect of dividends to preferred shares	5.78	%(e)	8.29%	7.47%	5.22	%(e)
Net Investment Income, before balance credits, prior to effect of dividends to preferred shares	5.78	%(e)	8.29%	7.47%	5.20	%(e)
Net Investment Income, after balance credits, after effect of dividends to preferred shares	4.89	%(e)	7.02%	5.86%	4.70	%(e)
Net Investment Income, before balance credits, after effect of dividends to preferred shares	4.89	%(e)	7.02%	5.86%	4.68	%(e)
Portfolio turnover rate	70%		166%	118%	35%

(a)	Commencement of investment operations.
(b)	Before reimbursement of offering expenses charged to capital during the period.
(c)	Based on average shares outstanding during the period.
(d)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total invest- ment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(e)	Annualized.

See notes to financial statements.

18 | Semiannual Report | April 30, 2010

AGC | Advent/Claymore Global Convertible Securities & Income Fund

Notes to Financial Statements|April 30, 2010 (unaudited)

Note 1 – Organization:

Advent/Claymore Global Convertible Securities & Income Fund (the “Fund”) was organized as a Delaware statutory trust on February 26, 2007. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Fund’s primary investment objective is to provide total return, through a combination of capital appreciation and current income. The Fund will pursue its investment objective by investing 80% of its assets in a diversified portfolio of convertible securities and non-convertible income-producing securities, each of U.S. and non-U.S. issuers.

Note 2 – Accounting Policies:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of Investments

Equity securities listed on an exchange are valued at the last reported sale price on the primary exchange on which they are traded. Equity securities traded on an exchange for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not listed on a securities exchange or NASDAQ are valued at the mean of the closing bid and asked prices. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. Exchange-traded options and notes are valued at the closing price, if traded that day. If not traded, they are valued at the mean of the bid and asked prices on the primary exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value”. Such “fair value” is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security). There were no securities fair valued at April 30, 2010.

GAAP requires disclosure of fair valuation measurements as of each measurement date. In compliance with GAAP, the Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and summarized in the following fair value hierarchy:

Level 1 – quoted prices in active markets for identical securities

Level 2 – quoted prices in inactive markets or other significant observable inputs (e.g. quoted prices for similar securities; interest rates; prepayment speed; credit risk; yield curves)

Level 3 – significant unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair value)

Observable inputs are those based upon market data obtained from independent sources, and unobservable inputs reflect the Fund’s own assumptions based on the best information available. The various input levels are not an indication of the risk associated with investing in those securities.

Semiannual Report | April 30, 2010 | 19

AGC | Advent/Claymore Global Convertible Securities & Income Fund | Notes to Financial Statements (unaudited) continued

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of April 30, 2010:

(value in $000s)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Description
Assets:
Convertible Bonds	$–	$279,666	$–	$279,666
Convertible Preferred Stocks:
Agriculture	4,121	–	–	4,121
Auto Manufacturers	9,402	–	–	9,402
Banks	19,565	–	–	19,565
Electric	5,408	7,945	–	13,353
Food Products	–	4,956	–	4,956
Insurance	12,102	–	–	12,102
Pharmaceuticals	6,567	–	–	6,567
Pipelines	–	3,413	–	3,413
Real Estate	–	2,798	–	2,798
Real Estate Investment Trusts	–	4,626	–	4,626
Telecommunications	2,138	8,050	–	10,188
Corporate Bonds	–	58,069	–	58,069
Term Loans	–	1,646	–	1,646
Warrants	8,837	–	–	8,837
Preferred Stocks	–	4,841	–	4,841
Common Stocks	3,447	–	–	3,447
Exchange-Traded Funds	4,588	–	–	4,588
Exchange-Traded Notes	3,548	–	–	3,548
Money Market Fund	5,615	–	–	5,615
Options Purchased	24	–	–	24
Forward Exchange Currency Contracts	–	1,298	–	1,298
Total	$85,362	$377,308	$–	$462,670
Liabilities:
Credit Default Swap	$–	$42	$–	$42
Options Written	12	–	–	12
Forward Exchange Currency Contracts	–	19	–	19
Total	$12	$61	$–	$73

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c) Currency Translation

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

20 | Semiannual Report | April 30, 2010

AGC | Advent/Claymore Global Convertible Securities & Income Fund | Notes to Financial Statements (unaudited) continued

Foreign exchange realized gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends or interest actually received compared to the amount shown in a Fund’s accounting records on the date of receipt is shown as net realized gains or losses on foreign currency transactions in the Fund’s Statement of Operations.

Foreign exchange unrealized gain or loss on assets and liabilities, other than investments, is shown as unrealized appreciation (depreciation) on foreign currency translation in the Fund’s Statement of Operations.

(d) Covered Call Options

The Fund will pursue its primary objective by employing an option strategy of writing (selling) covered call options on up to 25% of the securities held in the portfolio of the Fund. The Fund seeks to generate current gains from option premiums as a means to enhance distributions payable to shareholders.

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised; the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

(e) Forward Exchange Currency Contracts

The Fund may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchases and sales commitments denominated in foreign currencies and for investment purposes. Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund.

Forward exchange currency contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

(f) Swaps

A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to interest rates and/or credit risk as well as to attempt to enhance return. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized upon periodic payments and ultimately upon the termination of the swap and is equal to the difference between the Fund’s basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Upon termination of a swap agreement, a payable to or receivable from swap counterparty is established on the Statement of Assets and Liabilities to reflect the net gain/loss, including interest income/expense, on terminated swap positions. The line item is removed upon settlement according to the terms of the swap agreement.

Realized gain (loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) of swap contracts. Net periodic payments received by the Fund are included as part of realized gain (loss) and, in the case of accruals for periodic payments, are included as part of unrealized appreciation (depreciation) on the Statement of Operations.

(g) Concentration of Risk

It is the Fund’s policy to invest a significant portion of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Fund’s investments include features which render them more sensitive to price changes in their underlying securities. Consequently, this exposes the Fund to greater downside risk than traditional convertible securities, but still less than that of the underlying common stock.

(h) Distributions to Shareholders

The Fund declares and pays monthly dividends to common shareholders. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. To the extent distributions exceed net investment income the excess will be deemed a return of capital. Any net realized long-term gains are distributed annually to common shareholders. It is likely that a portion of the current fiscal year distributions will be a return of capital for tax purposes, but this will not be known until after the Fund’s fiscal year ended which is October 31, 2010. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 7.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Semiannual Report | April 30, 2010 | 21

AGC | Advent/Claymore Global Convertible Securities & Income Fund | Notes to Financial Statements (unaudited) continued

Note 3 – Investment Management and Advisory Agreements and other agreements:

Pursuant to an Investment Advisory Agreement (the “Agreement”) between Claymore Advisors, LLC (the “Adviser”) and the Fund, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, oversees the activities of Advent Capital Management, LLC (the “Investment Manager”), provides personnel and pays the compensation of all Trustees and Officers of the Fund who are its affiliates. As compensation for these services, the Fund pays the Adviser an annual fee, payable monthly in arrears, at an annual rate equal to 0.40% of the average Managed Assets during such month. Managed Assets means the total of assets of the Fund (including any assets attributable to any preferred shares or otherwise attributable to the use of financial leverage, if any) less the sum of accrued liabilities.

Pursuant to an Investment Management Agreement between the Investment Manager and the Fund, the Fund has agreed to pay the Investment Manager an annual fee, payable monthly in arrears, at an annual rate equal to 0.60% of the average Managed Assets during such month for the services and facilities provided by the Investment Manager to the Fund. These services include the day-to-day management of the Fund’s portfolio of securities, which includes buying and selling securities for the Fund and investment research. The Investment Manager also provides personnel to the Fund and pays the compensation of all Trustees and Officers of the Fund who are its affiliates.

On October 15, 2009, Guggenheim Partners LLC, (“Guggenheim”), a global, diversified financial services firm, and Claymore Group Inc., parent of the Adviser, announced the completion of a previously announced merger. The closing of this transaction took place on October 14, 2009 (“The Effective Date”). This transaction resulted in a change-of-control whereby Claymore Group Inc. and its subsidiaries, including the Adviser, became indirect, wholly-owned subsidiaries of Guggenheim. The transaction has not affected the daily operations of the Fund or the investment activities or the investment management activities of the Adviser.

Under the Investment Company Act of 1940, as amended, the consummation of the transaction resulted in the automatic termination of the Fund’s advisory agreement. On September 29, 2009, the Board of Trustees approved a new investment advisory agreement between the Fund and the Adviser (the “New Advisory Agreement”) and recommended that the New Advisory Agreement be submitted to the shareholders of the Fund for their approval. On February 18, 2010, the shareholders approved the New Advisory Agreement on behalf of the Fund.

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian, accounting agent, auction agent and transfer agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As auction agent, BNY is responsible for conducting the auction of the preferred shares. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Claymore Advisors, LLC provides fund administration services to the Fund. As compensation for its services performed under the Administration Agreement, Claymore Advisors, LLC receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

Certain Officers and Trustees of the Fund are also Officers and Directors of the Adviser or Investment Manager. The Fund does not compensate its Officers or Trustees who are Officers of the aforementioned firms.

Note 4 – Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

At April 30, 2010 the cost and related gross unrealized appreciation and depreciation on investments for tax purposes, excluding written options and foreign currency translations are as follows:

			Net Tax	Net Tax
			Unrealized	Unrealized
Cost of			Appreciation	Appreciation
Investments	Gross Tax	Gross Tax	(Depreciation)	on Derivatives
for Tax	Unrealized	Unrealized	on	and Foreign
Purposes	Appreciation	Depreciation	Investments	Currency
$425,302,286	$41,687,082	$(5,616,903)	$36,070,179	$1,255,767

The differences between book basis and tax basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales, straddles and additional income accrued for tax purposes on certain convertible securities and swaps.

22 | Semiannual Report | April 30, 2010

AGC | Advent/Claymore Global Convertible Securities & Income Fund | Notes to Financial Statements (unaudited) continued

As of October 31, 2009, the components of accumulated earnings/(loss) (excluding paid-in-capital) on a tax basis were as follows:

Undistributed Ordinary Income/ (Accumulated Ordinary Loss)	Undistributed Long-Term Gains/ (Accumulated Capital Loss)
$–	$ (350,764,367)

At October 31, 2009, for federal income tax purposes, the Fund had a capital loss carryforward of $350,764,367 available to offset possible future capital gains. Of the capital loss carryforward, $195,421,389 is set to expire on October 31, 2016, and $155,342,978 is set to expire on October 31, 2017.

For the year ended October 31, 2009, the tax character of distributions paid, as reflected in the Statement of Changes in Net Assets, of $20,202,517 was ordinary income and $8,954,789 was return of capital, respectively.

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investments in Securities:

For the six months ended April 30, 2010, purchases and sales of investments, other than short-term securities, were $317,673,721 and $307,574,789 respectively.

Note 6 – Derivatives:

(a) Covered Call Option

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

The Fund entered into written option contracts during the six months ended April 30, 2010.

Details of the transactions were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of year	2,405	$167,187
Options written during the period	3,488	136,246
Options expired during the period	(2,255)	(141,350)
Options closed during the period	(1,893)	(115,376)
Options assigned during the period	(245)	(12,552)
Options outstanding, end of period	1,500	$34,155

(b) Forward Exchange Currency Contracts

A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on foreign currency transactions.

Risk may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.

Semiannual Report | April 30, 2010 | 23

AGC | Advent/Claymore Global Convertible Securities & Income Fund | Notes to Financial Statements (unaudited) continued

At April 30, 2010, the following forward exchange currency contracts were outstanding:
		Unrealized
	Current	Appreciation/
Short Contracts	Value	(Depreciation)
British Pound Sterling, 5,000,000 expiring 6/16/10	$7,651,674	$(1,674)
Euro, 2,083,445 expiring 5/03/10	2,770,251	(17,187)
Euro, 10,800,000 expiring 6/16/10	14,362,201	476,999
Japanese Yen, 1,500,000,000 expiring 6/16/10	15,962,955	598,820
Swiss Franc, 9,400,000 expiring 6/16/10	8,725,477	222,643
Total unrealized appreciation on forward exchange currency contracts		$1,279,601

(c) Swaps

Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the “Counterparty”) based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Fund’s custodian bank.

Credit default swap transactions involve the Fund’s agreement to exchange the credit risk of an issuer. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding but the seller in a credit default swap contract would be required to pay an agreed upon amount, which approximates the notional amount of the swap, to the buyer in the event of an adverse credit event of the issuer.

The Fund entered into credit default swap agreements during the six months ended April 30, 2010 to potentially enhance return. Details of the swap agreements outstanding as of April 30, 2010 are as follows:

Swap Counterparty (Reference Entity)	Buy/Sell Protection	Notional Amount (000)	Termination Date	Periodic Payments Paid by the Fund	Implied Credit Spread at April 30, 2010 (1)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
JPMorgan Securities
(Telefonica Emisiones SAU)	Buy	€ 5,000	06/20/2015	1.00%	1.30%	$51,735	$(93,621)	$(41,886)

(1) Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundless and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(d) Accounting Pronouncement for Derivatives:

The Fund is required by GAAP to disclose a) how and why a fund uses derivative instruments, b) how derivatives instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows.

Derivative Notional amounts and values as of April 30, 2010 are indicative of the volume of the Fund’s derivatives activities over the reporting period, except for swaps.

The Fund decreased the volume of activity in swaps during the period ended April 30, 2010, with an average notional balance of approximately $401,400 during the six months ended April 30, 2010 and an ending notional balance of €5,000,000.

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets Liabilities as of April 30, 2010.

24 | Semiannual Report | April 30, 2010

AGC | Advent/Claymore Global Convertible Securities & Income Fund | Notes to Financial Statements (unaudited) continued

Statement of Asset and Liability Presentation of Fair Values of Derivative Instruments:
(amounts in thousands)
	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Forward exchange risk	Unrealized appreciation on currency contracts	$1,298	Unrealized depreciation on currency contracts	$19
Credit risk	Unrealized appreciation on swaps	-	Unrealized depreciation on swaps	42
Equity risk	Investments in securities (Options Purchased)	24	Options written	12
Total		$1,322		$73

The following table presents the effect of Derivatives Instruments on the Statement of Operations for the six months April 30, 2010.

Effect of Derivative Instruments on the Statement of Operations:
(amounts in thousands)
Amount of Realized Gain/(Loss) on Derivatives
Derivatives not accounted for as hedging instruments	Swaps	Options	Foreign Currency Transactions	Total
Credit risk	$(242)	$–	$–	$(242)
Equity risk	–	(129)	–	(129)
Forward exchange risk	–	–	954	954
Total	$(242)	$(129)	$954	$583

Change in Unrealized Appreciation (Depreciation) on Derivatives
Derivatives not accounted for as hedging instruments	Swaps	Options	Foreign Currency Translations	Total
Credit risk	$43	$–	$–	$43
Equity risk	–	(117)	–	(117)
Forward exchange risk	–	–	1,265	1,265
Total	$43	$(117)	$1,265	$1,191

Note 7 – Capital:

Common Shares

The Fund has an unlimited number of common shares, $0.001 par value, authorized and 31,867,616 issued and outstanding.

In connection with the Fund’s dividend reinvestment plan, the Fund did not issue shares during the six months ended April 30, 2010 and the year ended October 31, 2009.

Preferred Shares

On June 12, 2007, the Fund’s Board of Trustees authorized the issuance of Preferred Shares, as part of the Fund’s leverage strategy. Preferred Shares issued by the Fund have seniority over the common shares.

On September 14, 2007, the Fund issued 3,400 shares of Preferred Shares Series T7 and 3,400 shares of Preferred Shares Series W7, each with a liquidation value of $25,000 per share plus accrued dividends.

Dividends are accumulated daily at a rate set through an auction process and are paid monthly. Distributions of net realized capital gains, if any, are made annually. The broad auction-rate preferred securities market, including the Fund’s AMPS, has experienced considerable disruption since mid-February, 2008. The result has been failed auctions on nearly all auction-rate preferred shares, including the Fund’s AMPS. A failed auction is not a default, nor does it require the redemption of the Fund’s AMPS.

Provisions in the AMPS offering documents establish a maximum rate in the event of a failed auction. The AMPS reference rate is the LIBOR Rate for a dividend period of fewer than 365 days. The maximum rate, for auctions for which the Fund has not given notice that the auction will consist of net capital gains or other taxable income, is the higher of the reference rate times 125% or the reference rate plus 1.25%. Distributions of net realized gains, if any, are made annually.

Semiannual Report | April 30, 2010 | 25

AGC | Advent/Claymore Global Convertible Securities & Income Fund | Notes to Financial Statements (unaudited) continued

For the six months ended April 30, 2010, the annualized dividend rates ranged from:

	High	Low	At April 30, 2010
Series T7	1.51%	1.46%	1.51%
Series W7	1.50%	1.46%	1.50%

The Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption on Preferred Shares at their liquidation value.

Preferred Shares, which are entitled to one vote per share, generally vote with the common stock but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

Note 8 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 – Recent Accounting Pronouncements:

On January 21, 2010, the FASB issued an ASU, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009 however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time the Fund is evaluating the implications of the amendment to ASC820 and the impact to the financial statements.

Note 10 – Subsequent Event:

Subsequent to April 30, 2010, the Fund declared on May 3, 2010, a monthly dividend to common shareholders of $0.0664 per common share. The dividend is payable on May 28, 2010 to shareholders of record on May 14, 2010.

On June 1, 2010, the Fund declared a monthly dividend to common shareholders of $0.0664 per common share. The dividend is payable on June 30, 2010 to shareholders of record on June 15, 2010.

The Fund has performed an evaluation of subsequent events through June 24, 2010, which is the date the financial statements were issued, and determined that no events have occurred that require disclosure.

26 | Semiannual Report | April 30, 2010

AGC | Advent/Claymore Global Convertible Securities & Income Fund

Supplemental Information| (unaudited)

Federal Income Tax Information

In January 2011, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2010.

Results of Shareholder Votes

A Joint Special Meeting of Shareholders of the Fund was held on January 12, 2010 and adjourned until February 18, 2010. At the February 18, 2010, meeting, shareholders voted on a new Investment Advisory Agreement between the Fund and Claymore Advisors, LLC.

With regard to the consideration of a new Investment Advisory Agreement between the Fund and Claymore Advisors, LLC:

	# of Shares	# of Shares	# of Shares
	In Favor	Against	Withheld
New Investment Advisory Agreement	13,536,460	595,778	2,275,505

Trustees

The Trustees of the Advent/Claymore Global Convertible Securities & Income Fund and their principal occupations during the past five years:

Name, Address, Year of Birth and Position(s) Held with Registrant	Term of Office* and Length of Time Served	Principal Occupations during the Past Five Years and Other Affiliations	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:
Daniel Black+ Year of birth: 1960 Trustee	Since 2007	Partner, the Wicks Group of Cos., LLC (2003-present). Formerly, Managing Director and Co-head of the Merchant Banking Group at BNY Capital Markets, a division of The Bank of New York Co., Inc. (1998-2003).	3	Director of Penn Foster Education Group, Inc.
Randall C. Barnes++ Year of birth: 1951 Trustee	Since 2007	Private Investor (2001-present). Formerly, Senior Vice President, Treasurer, PepsiCo, Inc. (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc. (1987-1997).	44	None.
Derek Medina+ Year of birth: 1966 Trustee	Since 2007	Senior Vice President, Business Affairs at ABC News (2008-present), Vice President, Business Affairs and News Planning at ABC News (2003-present). Formerly, Executive Director, Office of the President at ABC News (2000-2003). Former Associate at Cleary Gottlieb Steen & Hamilton (law firm) (1995-1998). Former associate in Corporate Finance at J.P. Morgan/ Morgan Guaranty (1988-1990).	3	Director of Young Scholar’s Institute.
Ronald A. Nyberg++ Year of birth: 1953 Trustee	Since 2007	Partner of Nyberg & Cassioppi, LLC., a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	47	None.
Gerald L. Seizert, CFP+ Year of birth: 1952 Trustee	Since 2007	Chief Executive Officer of Seizert Capital Partners, LLC, where he directs the equity disciplines of the firm and serves as a co-manager of the firm’s hedge fund, Proper Associates, LLC (2000-present). Formerly, Co-Chief Executive (1998-1999) and a Managing Partner and Chief Investment Officer- Equities of Munder Capital Management, LLC (1995-1999). Former Vice President and Portfolio Manager of Loomis, Sayles & Co., L.P. (asset manager) (1984-1995). Former Vice President and Portfolio Manager at First of America Bank (1978-1984).	3	Former Director of Loomis, Sayles and Co., L.P.
Michael A. Smart+ Year of birth: 1960 Trustee	Since 2007	Managing Partner, Cordova, Smart & Williams, LLC, Advisor First Atlantic Capital Ltd., (2001-present). Formerly, a Managing Director in Investment Banking-The Private Equity Group (1995-2001) and a Vice President in Investment Banking-Corporate Finance (1992-1995) at Merrill Lynch & Co. Founding Partner of The Carpediem Group, (1991-1992). Associate at Dillon, Read and Co. (investment bank) (1988-1990).	3
Director, Country Pure Foods. Chairman, Board of Directors, Berkshire Blanket, Inc. President and Chairman, Board of Directors, Sqwincher Holdings. Director, Sprint Industrial Holdings. Co-chairman, Board of Directors, H2O Plus.

Semiannual Report | April 30, 2010 | 27

AGC | Advent/Claymore Global Convertible Securities & Income Fund | Supplemental Information (unaudited) continued

Name, Address, Year of Birth and Position(s) Held with Registrant	Term of Office* and Length of Time Served	Principal Occupations during the Past Five Years and Other Affiliations	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees:
Tracy V. Maitland+† Year of birth: 1960 Trustee, President and Chief Executive Officer	Since 2007	President of Advent Capital Management, LLC, which he founded in 1995. Prior to June, 2001, President of Advent Capital Management, a division of Utendahl Capital.	3	None.

+	Address for all Trustees noted: 1065 Avenue of theAmericas, 31st Floor, New York, NY 10018.
++	Address for all Trustees noted:2455 Corporate West Drive, Lisle, IL 60532
*	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:
-	Messrs. Seizert,Medina and Barnes, as Class I Trustees, are expected to stand for re-election at the Fund’s 2010 annual meeting of shareholders.
-	Messrs. Smart and Black, as Class II Trustees, are expected to stand for re-election at the Fund’s 2011 annual meeting of shareholders.
-	Messrs. Maitland and Nyberg, as Class III Trustees, are expected to stand for re-election at the Fund’s 2012 annual meeting of shareholders.
**
The Claymore Fund Complex consists ofU.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc. The Claymore Fund Complex is overseen by multiple Boards of Trustees.

†
Mr. Maitland is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Advent Capital Management, LLC, the Fund’s Investment Manager.

Officers

The Officers of the Advent/Claymore Global Convertible Securities & Income Fund and their principal occupations during the past five years:

Name, Address*, Year of Birth and Position(s) Held with Registrant	Term of Office** and Length of Time Served	Principal Occupations During the Past Five Years and Other Affiliations
Officers:
F. Barry Nelson Year of birth: 1943 Vice President and Assistant Secretary	Since 2007	Co-Portfolio Manager at Advent Capital Management, LLC (2001- present). Prior to June 2001, Mr. Nelson held the same position at Advent Capital Management, a division of Utendahl Capital.
Robert White Year of birth: 1965 Treasurer and Chief Financial Officer	Since 2007	Chief Financial Officer, Advent Capital Management, LLC (2005-present). Previously, Vice President, Client Service Manager, Goldman Sachs Prime Brokerage (1997-2005).
Rodd Baxter Year of birth: 1950 Secretary and Chief Compliance Officer	Since 2007	General Counsel, Advent Capital Management, LLC (2002-present).

*	Address for all Officers: 1065 Avenue of the Americas, 31st Floor, New York, NY 10018
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

28 | Semiannual Report | April 30, 2010

AGC | Advent/Claymore Global Convertible Securities & Income Fund

Dividend Reinvestment Plan|(unaudited)

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by The Bank of New York Mellon (the “Plan Administrator”), Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, BNY Mellon Shareowner Services, P.O. Box 358015, Pittsburgh, PA 15252-8015, Phone Number: (866)488-3559.

Semiannual Report | April 30, 2010 | 29

AGC | Advent/Claymore Global Convertible Securities & Income Fund

Investment Management Agreement Re-Approval| (unaudited)

Investment Management Agreement Re-Approval

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) contemplates that the Board of Trustees (the “Board”) of Advent/Claymore Global Convertible Securities & Income Fund (the “Fund”), including a majority of the Trustees who have no direct or indirect interest in the investment management agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Trustees”), is required to annually review and re-approve the terms of the Fund’s existing investment management agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six month period covered by this report, the investment management agreement (the “Management Agreement”) with Advent Capital Management, LLC (“Advent”) for the Fund.

More specifically, at a meeting held on March 23, 2010, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of Advent and the re-approval of the Management Agreement.

Nature, Extent and Quality of Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by Advent under the Management Agreement. The Board reviewed and analyzed the responses of Advent to a detailed series of requests submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees which included, among other things, information about the background and experience of the senior management and the expertise of, and amount of attention devoted to the Fund by personnel of Advent. In this regard, the Board specifically reviewed the qualifications, background and responsibilities of the officers primarily responsible for day-to-day portfolio management services for the Fund.

The Board evaluated the ability of Advent, including its resources, reputation and other attributes, to attract and retain highly qualified investment professionals, including research, advisory and supervisory personnel. Accordingly, the Board considered information regarding the compensation structures for the personnel of Advent involved in the management of the Fund.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided to the Fund by Advent.

Fund Performance and Expenses

The Board considered the performance results for the Fund on a market price and net asset value basis over various time periods. It also considered these results in comparison to the performance results of a group of other closed-end funds that were respectively determined to be similar to the Fund in terms of investment strategy (the "Peer Group"). The Board recognized that the number of other funds in the Peer Group was low and that for a variety of reasons, such as the Fund’s greater global exposure, Peer Group comparisons may have limited usefulness. For the Fund, the Board was aware of the recent negative impact on performance of the reduced use of synthetic convertibles in light of changed market conditions. Performance was also compared against various indices. The Board also reviewed information about the discount at which the Fund’s shares have traded as compared with its peers.

The Board received and considered statistical information regarding the Fund’s total expense ratio (based on net assets applicable to common shares) and its various components. The Board also considered comparisons of these expenses to the expense information for the Peer Group. The Board recognized that the expense ratio of the Fund (expressed as a percentage of net assets attributable to common shares) was higher than expense ratios of certain Peer Group funds because of the Fund's leverage, and because certain funds in the Peer Group had no leverage or lower leverage and therefore reported lower expense ratios. The Board also noted that the expense ratio of the Fund, while at the higher end in relation to the Peer Group presented, had declined from the previous year. The Board considered that the Fund benefited from the use of leverage despite the costs.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance results and expense comparison supported the re-approval of the Investment Management Agreement.

Investment Management Fee Rate

The Board reviewed and considered the contractual investment management fee rate for the Fund (the “Management Agreement Rate”) payable by the Fund to Advent. In addition, the Board reviewed and considered all fee waiver arrangements applicable to the Management Agreement Rate and considered the Management Agreement Rate after taking all applicable waivers into account (the “Net Management Rate”).

Additionally, the Board received and considered information comparing the Management Agreement Rate (on a stand-alone basis exclusive of service fee/administrative fee rates) with those of the other funds in the Peer Group. The advisory fee on managed assets for the Fund was at the median of the Peer Group but the expense ratio on net assets attributable to common shares was above the median. In some cases the comparison of fees and expenses was negatively affected due to fee or expense waivers in a peer fund or the fact that a peer fund was unleveraged or had lower leverage from the Fund. These comparisons may also have been affected by the extent of leverage of peer funds. The Board also took note of the fact that the expense ratios of the Peer Group funds may have increased since the date as of which the information was presented, given the level of market declines in the fourth quarter of 2008 and the first quarter of 2009. The Board concluded that the fees were fair and equitable based on relevant factors, including the Fund’s performance results and total expenses relative to the Peer Group.

Profitability

The Board received and considered an estimated profitability analysis of Advent based on the Net Management Rate. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits that Advent received with regard to providing these services to the Fund were not unreasonable.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board concluded that the opportunity to benefit from economies of scale was diminished in the context of closed-end funds.

Information about Services to Other Clients

The Board also received and considered information about the nature, extent and quality of services and fee rates offered by Advent to their other clients. In particular, Advent explained that its hedge fund clients pay higher fees than the Fund. Advent also confirmed that the Fund differs from certain other accounts advised by Advent in that it is more complex to manage, require greater resources from Advent and differs in terms of investment strategy and use of leverage. The Board also noted the differing services provided to the Fund in relation to those typically provided to hedge funds and separate accounts.

After considering the above-described factors and based on the deliberations and their evaluation of the information provided to them, the Board concluded that re-approval of the Investment Management Agreement was in the best interest of the Fund and its shareholders.

30 | Semiannual Report | April 30, 2010

AGC | Advent/Claymore Global Convertible Securities & Income Fund

Fund Information|

Board of Trustees	Officers	Investment Manager
Randall C. Barnes	TracyV. Maitland	Advent Capital Management, LLC
	President and Chief Executive Officer	NewYork, NewYork
Daniel Black
	F. Barry Nelson	Investment Adviser and
TracyV. Maitland*	Vice President and Assistant Secretary	Administrator
Chairman		Claymore Advisors, LLC
	Robert White	Lisle, Illinois
Derek Medina	Treasurer and Chief Financial Officer
Custodian and
Ronald A. Nyberg	Rodd Baxter	Transfer Agent
	Secretary and Chief Compliance Officer	The Bank of New York Mellon
Gerald L. Seizert		NewYork, NewYork

Michael A. Smart		Preferred Stock-
Dividend Paying Agent
* Trustee is an “interested person” of the Fund as defined in		The Bank of New York Mellon
the Investment Company Act of 1940, as amended.		NewYork, NewYork

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
NewYork, NewYork

Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
NewYork, NewYork

Privacy Principles of the Fund

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s investment advisor and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Advent/Claymore Global Convertible Securities & Income Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.

•
If you have physical possession of your shares in certificate form, contact the Fund’s Administrator, Custodian and Transfer Agent:
The Bank of New York Mellon, 101 Barclay 11E, New York, NY 10286; (866) 488-3559.

This report is sent to shareholders of Advent/Claymore Global Convertible Securities & Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866)274-2227.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866)274-2227, by visiting Claymore’s website at www.claymore.com/agc or by accessing the Fund’s Form N-PX on the U.S. Securities & Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or www.claymore.com. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

Notice to Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase at market prices from time to time shares of its common and preferred stock in the open market or in private transactions.

Semiannual Report | April 30, 2010 | 31

AGC | Advent/Claymore Global Convertible Securities & Income Fund

Advent Capital Management, LLC

Advent Capital Management, LLC (“Advent”) is a registered investment adviser, based in New York, which specializes in convertible and high-yield securities for institutional and individual investors. The firm was established by Tracy V. Maitland, a former Director in the Convertible Securities sales and trading division of Merrill Lynch. Advent’s investment discipline emphasizes capital structure research, encompassing equity fundamentals as well as credit research, with a focus on cash flow and asset values while seeking to maximize total return.

Investment Philosophy

Advent believes that superior returns can be achieved while reducing risk by investing in a diversified portfolio of global equity, convertible and high-yield securities. The Fund Manager seeks securities with attractive risk/reward characteristics. Advent employs a bottom-up security selection process across all of the strategies it manages. Securities are chosen from those that the Fund Manager believes have stable-to-improving fundamentals and attractive valuations.

Investment Process

Advent manages securities by using a strict four-step process:

1	Screen the convertible and high-yield markets for securities with attractive risk/reward characteristics and favorable cash flows;

2	Analyze the quality of issues to help manage downside risk;

3	Analyze fundamentals to identify catalysts for favorable performance; and

4	Continually monitor the portfolio for improving or deteriorating trends in the financials of each investment.

Advent Capital Management, LLC 1065 Avenue of the Americas New York, New York 10018	Claymore Securities, Inc. 2455 Corporate West Dr Lisle, IL 60532 Member FINRA/SIPC (06/10)

Item 2.  Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3.  Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4.  Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)           Not applicable for a semi-annual reporting period.

(b)           There has been no change, as of the date of this filing, in the Portfolio Manager identified in response to paragraph (a)(1) of this Item in the registrant’s most recent annual report on Form      N-CSR.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)      There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)       Not applicable.

(a)(2)       Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(a)(3)       Not applicable.

(b)           Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advent/Claymore Global Convertible Securities & Income Fund

By:    /s/ Tracy V. Maitland
_____________________________________________________________________

Name:         Tracy V. Maitland

Title:           President and Chief Executive Officer

Date:    July 6, 2010

    Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:     /s/ Tracy V. Maitland
_____________________________________________________________________

Name:         Tracy V. Maitland

Title:           President and Chief Executive Officer

Date:    July 6, 2010

By:     /s/ Robert White
_____________________________________________________________________

Name:         Robert White

Title:           Treasurer and Chief Financial Officer

Date:    July 6, 2010